Exhibit 10.1
Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT, dated effective as of September 30, 2024 (this “Third Amendment”), is by and among POOL CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), and BANK OF AMERICA, N.A., as the Lender.
BACKGROUND
A.    The Borrower, the Guarantors and the Lender are parties to that certain Credit Agreement, dated as of December 30, 2019, as amended by that certain First Amendment to Credit Agreement dated as of October 12, 2021 and as amended by that certain Second Amendment to Credit Agreement, dated as of June 30, 2023 (such agreement, as amended, supplemented or modified, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
B.    The Borrower has requested that the Lender amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:
§1.Amendment to Credit Agreement. Section 7.01(p) of the Credit Agreement is hereby amended and restated as follows:
(p)    Indebtedness of the Borrower and its Subsidiaries in respect of the Revolving Credit Agreement in a maximum amount not to exceed $1,275,000,000; provided that such Indebtedness (i) shall not be guaranteed by any Person that has not also guaranteed all of the Obligations, provided that this clause (i) shall not prohibit the Euro Subsidiary from guaranteeing the obligations of the Canadian Subsidiary under the Revolving Credit Agreement, (ii) shall not rank higher than pari passu with the Obligations, (iii) shall not have restrictions, limitations or encumbrances on the ability of the Borrower or any its Subsidiaries to incur Liens to secure the Obligations (other than customary equal and ratable provisions that would permit the Obligations to be secured on at least a pari passu basis with such Indebtedness); and

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§2.Conditions to Effectiveness. This Third Amendment shall become effective as of the date set forth above (the “Third Amendment Effective Date”) upon the satisfaction of the following conditions:
(a)the Lender shall have received a counterpart signature page to this Third Amendment, duly executed and delivered by the Borrower and each Guarantor;
(b)the Borrower shall have paid in immediately available funds all reasonable invoiced fees and expenses of the Lender’s counsel, Greenberg Traurig, LLP;
(c)the representations and warranties set forth in Section 3 of this Third Amendment shall be true and correct in all material respects; and
(d)no event has occurred and is continuing which constitutes a Default or an Event of Default.
§3.Representations and Warranties. By its execution and delivery hereof, the Borrower represents and warrants to the Lender that, as of the date hereof, and immediately after giving effect to this Third Amendment:
(a)    the representations and warranties of the Borrower and each other Loan Party contained in Article II and Article V of the Credit Agreement and in each other Loan Document, or which are contained in any document that has been furnished under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, and except that for purposes hereof, (x) the representations and warranties contained in Sections 5.15 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (y) any representation and warranty that by its terms is made only as of an earlier date, is true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date;
(b)    (i) the Borrower and each Guarantor has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by the Borrower, (iii) this Third Amendment has been duly executed and delivered by each Guarantor, (iv) this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable in accordance with their respective terms, except in each case, as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state of federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and availability of equitable remedies and (v) the execution, delivery and performance by the Borrower of this Third Amendment do not require any consent or authorization of, filing with, or other act in respect of, an arbitrator, a Governmental Authority or any other Person not previously obtained.

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§4.No Other Amendments, etc. Except as expressly provided in this Third Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, the Guarantors or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith.
§5.Guarantor’s Acknowledgment. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived or modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
§6.Reference to the Credit Agreement. Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Third Amendment shall be a Loan Document.
§7.Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Lender with respect thereto).
§8.Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Lender (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§9.Governing Law; Binding Effect. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND

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THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Third Amendment shall be binding upon the parties hereto and their respective successors and assigns.
§10.Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.
§11.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as of the date first set forth above.
BORROWER:                 POOL CORPORATION

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

GUARANTORS:                SCP DISTRIBUTORS LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

SPLASH HOLDINGS, INC.

/s/ Melanie Housey Hart
Melanie Housey Hart
Chief Financial Officer & Treasurer

    ALLIANCE TRADING, INC.

/s/ Kristin Byars
Kristin Byars
President & Secretary

CYPRESS, INC.

/s/ Kristin Byars
Kristin Byars
President & Secretary

SUPERIOR POOL PRODUCTS LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

        SCP INTERNATIONAL, INC.

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer
Signature Page to Third Amendment to Credit Agreement
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        POOL DEVELOPMENT LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

HORIZON DISTRIBUTORS, INC.

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

POOLFX SUPPLY LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Chief Financial Officer & Treasurer

FROY, LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President, Secretary & Treasurer

PINCH A PENNY, LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President & Treasurer

SUN WHOLESALE SUPPLY, LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President & Treasurer

CEPCOT, LLC

/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President & Treasurer

Signature Page to Third Amendment to Credit Agreement
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BANK OF AMERICA, N.A., as Lender

/s/ Adam Rose
Adam Rose
Senior Vice President

Signature Page to Third Amendment to Credit Agreement
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